UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

       Pursuant to Sec. 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): November 26, 2004


STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of August 1, 2004 providing for the issuance of Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates Series 2004-13)


                     STRUCTURED ASSET SECURITIES CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                333-115858-15              74-2440850
(State or other jurisdiction       (Commission               (IRS Employer
     of incorporation)             File Number)           Identification No.)

                          745 Seventh Avenue, 7th Floor
                               New York, NY 10019
                    (Address of principal executive offices)

      Registrant's telephone number, including area code : (212) 526-7000

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates Series 2004-13 pursuant to the terms of the Trust Agreement, dated as of August 1, 2004 among Structured Asset Securities Corporation, as depositor, Aurora Loan Services Inc., as master servicer, and JPMorgan Chase Bank, as trustee.

 On November 26, 2004 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1.


Item 9.01 Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on November 26, 2004 is filed as
               Exhibit 99.1 hereto.

Structured  Adjustable  Rate  Mortgage  Loan Trust
Mortgage Pass-Through  Certificates Series 2004-13
-----------------------------------------------------


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              JPMORGAN CHASE BANK, not in its
                              individual capacity but solely as Trustee under the Agreement referred to herein

Date: November 29, 2004        By:    /s/  Diane E. Wallace
                                   --------------------------------------------
                             Name:   Diane E. Wallace
                            Title:   Vice President

                                 EXHIBIT INDEX

      Exhibit            Description

        99.1             Monthly Certificateholder Statement on
                         November 26, 2004

Exhibit 99.1
Monthly Certificateholder Statement on November 26, 2004


                 Structured Adjustable Rate Mortgage Loan Trust
               Mortgage Pass-Through Certificates Series 2004-13

                        Statement To Certificateholders
                                 November 26, 2004

-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original       Beginning                                                                                 Ending
                Face         Principal                                                      Realized      Deferred    Principal
Class          Value         Balance          Principal         Interest       Total        Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A1          45,000,000.00     42,655,554.00    1,107,205.16     135,899.93      1,243,105.09   0.00         0.00       41,548,348.84
A2         300,000,000.00    284,370,360.05    7,381,367.71     564,696.34      7,946,064.05   0.00         0.00      276,988,992.34
A3           6,359,000.00      6,027,703.73      156,460.39      11,969.68        168,430.07   0.00         0.00        5,871,243.34
A4          79,464,000.00     75,324,020.97    1,955,176.68     149,576.77      2,104,753.45   0.00         0.00       73,368,844.29
B1           8,712,000.00      8,710,461.62          467.92      19,232.70         19,700.62   0.00         0.00        8,709,993.70
B2           6,649,000.00      6,647,825.91          357.11      17,337.53         17,694.64   0.00         0.00        6,647,468.80
B3           4,814,000.00      4,813,149.94          258.56      16,189.30         16,447.86   0.00         0.00        4,812,891.38
B4           2,751,000.00      2,750,514.22          147.75       8,763.10          8,910.85   0.00         0.00        2,750,366.47
B5           1,375,000.00      1,374,757.21           73.85       4,379.96          4,453.81   0.00         0.00        1,374,683.36
B6           3,442,834.00      3,442,226.06          184.91      10,966.88         11,151.79   0.00         0.00        3,442,041.15
R                  100.00              0.00            0.00      12,071.79         12,071.79   0.00         0.00                0.00
P                    0.00              0.00            0.00       3,941.00          3,941.00   0.00         0.00                0.00
TOTALS     458,566,934.00    436,116,573.71   10,601,700.04     955,024.98     11,556,725.02   0.00         0.00      425,514,873.67
-----------------------------------------------------------------------------------------------------------------------------------
              Original       Beginning                                                                                 Ending
                Face         Notional                                                      Realized      Deferred    Notional
Class          Value         Balance          Principal         Interest       Total        Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
AX1         92,965,464.00     68,942,902.26            0.00     229,809.67        229,809.67   0.00         0.00      70,458,343.99
AX2        215,411,500.00    204,188,819.38            0.00      15,259.11         15,259.11   0.00         0.00     198,888,714.41
AIO         73,544,747.00     54,540,557.91            0.00     181,801.86        181,801.86   0.00         0.00     150,233,616.84
BX          20,175,000.00     20,171,437.48            0.00      11,506.36         11,506.36   0.00         0.00      20,170,353.89
----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                      Ending             Class    Pass-thru
Class     Cusip         Principal          Principal       Interest       Total        Principal                    Rate (%)
-----------------------------------------------------------------------------------------------------    -------------------------
A1      863579AA6      947.90120000      24.60455911      3.01999844    27.62455756      923.29664089       A1     3.823181 %
A2      863579BM9      947.90120017      24.60455903      1.88232113    26.48688017      923.29664113       A2     2.234000 %
A3      863579BZ0      947.90119987      24.60455889      1.88232112    26.48688001      923.29664098       A3     2.234000 %
A4      863579CA4      947.90120017      24.60455905      1.88232118    26.48688022      923.29664112       A4     2.234000 %
B1      863579AD0      999.82341827       0.05370983      2.20761019     2.26132002      999.76970845       B1     2.484000 %
B2      863579AE8      999.82341856       0.05370883      2.60753948     2.66124831      999.76970973       B2     2.934000 %
B3      863579AF5      999.82341919       0.05371001      3.36296219     3.41667221      999.76970918       B3     3.584232 %
B4      863579AH1      999.82341694       0.05370774      3.18542348     3.23913123      999.76970920       B4     3.823181 %
B5      863579AJ7      999.82342545       0.05370909      3.18542545     3.23913455      999.76971636       B5     3.823181 %
B6      863579AK4      999.82341873       0.05370866      3.18542224     3.23913090      999.76971007       B6     3.823181 %
R       863579AG3        0.00000000       0.00000000          ######          #####        0.00000000       R      3.823181 %
TOTALS                 951.04234818      23.11919865     2.08262940     25.20182805      927.92314954

-----------------------------------------------------------------------------------------------------    -------------------------
                                                                                                                     Current
                         Beginning                                                       Ending             Class    Pass-thru
Class     Cusip         Notional          Principal       Interest       Total           Notional                    Rate (%)
-----------------------------------------------------------------------------------------------------    -------------------------
AX1      863579AB4      741.59692528      0.00000000      2.47198971     2.47198971      757.89805115       AX1    4.000000 %
AX2      863579AC2      947.90120017      0.00000000      0.07083703     0.07083703      923.29664113       AX2    0.089676 %
AIO      863579BY3      741.59692072      0.00000000      2.47198974     2.47198974    2,042.75115448       AIO    4.000000 %
BX       863579BN7      999.82341908      0.00000000      0.57032763     0.57032763      999.76970954       BX     0.684514 %
----------------------------------------------------------------------------------------------------    --------------------------

If there are any questions or comments, please contact the Relationship Manager listed below.


IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                -------------------------------------------------
                                  Ashia Miller
              JPMorgan Chase Bank - Structured Finance Services NY
                             4 NY Plaza 6th Fl.,
                            New York, New York 10004
                              Tel: (212) 623-4481
                              Fax: (212) 623-5858
                       Email: ashia.n.miller@jpmorgan.com

                -------------------------------------------------



                             COLLATERAL GROUP DETAIL
Weighted Average Coupon Rate                                                                      4.104671 %
Beginning Weighted Average Net Rate (Pass Through Rate)                                           3.823181 %
Ending Weighted Average Net Rate (Pass Through Rate)                                              3.819328 %
Beginning Loan Count                                                                                   1,349
Ending Loan Count                                                                                      1,323
Beginning Scheduled Balance                                                                   436,116,573.84
Ending Scheduled Balance                                                                      425,514,873.79
Scheduled Principal                                                                                23,427.75
Unscheduled Principal                                                                          10,578,272.30
Net Liquidation Proceeds                                                                                0.00
Insurance Proceeds                                                                                      0.00
Advances                                                                                                0.00
Scheduled Interest                                                                              1,491,762.72
Servicing Fee                                                                                      98,988.46
Master Servicing Fee                                                                                    0.00
Trustee Fee                                                                                         2,725.73
Net Interest                                                                                    1,389,460.62
Realized Loss Amount                                                                                    0.00
Cumulative Realized Loss                                                                                0.00
Cumulative Loss as a Percentage of Original Collateral                                            0.000000 %
Bankruptcy Loss                                                                                         0.00
Fraud Loss                                                                                              0.00
Special Hazard Loss                                                                                     0.00
Prepayment Penalties                                                                                3,941.00
Relief Act Interest Shortfall                                                                           0.00
Prepayment Interest Shortfall                                                                           0.00

Sec. 4.03(ix)                              Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency
                                            Group Totals
                                                                                      Principal
                                           Category              Number                Balance               Percentage
                                           1 Month                         6             1,449,725.52                  0.34 %
                                           2 Month                         1               175,000.00                  0.04 %
                                           3 Month                         0                     0.00                  0.00 %
                                            Total                          7             1,624,725.52                  0.38 %

                                           Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure
                                           Group Totals
                                                                 Principal
                                            Number               Balance                Percentage
                                                      0                    0.00                  0.00 %

Sec. 4.03(x)                               Number and Aggregate Principal Amounts of REO Loans
                                           Group Totals
                                                                 Principal
                                            Number               Balance                Percentage
                                                      0                    0.00                  0.00 %

Fraud Loss Limit                                                                                             4,585,669.34
Bankruptcy Loss Limit                                                                                          100,000.00
Special Hazard Loss Limit                                                                                    2,843,115.00



Sec. 4.03(xii)              Aggregate Outstanding Interest Shortfalls

Class A1 Shortfall                                                                                                   0.00
Class A2 Shortfall                                                                                                   0.00
Class A3 Shortfall                                                                                                   0.00
Class A4 Shortfall                                                                                                   0.00
Class AX1 Shortfall                                                                                                  0.00
Class AX2 Shortfall                                                                                                  0.00
Class AIO Shortfall                                                                                                  0.00
Class B1 Shortfall                                                                                                   0.00
Class B2 Shortfall                                                                                                   0.00
Class B3 Shortfall                                                                                                   0.00
Class BX Shortfall                                                                                                   0.00
Class B4 Shortfall                                                                                                   0.00
Class B5 Shortfall                                                                                                   0.00
Class B6 Shortfall                                                                                                   0.00
Class R Shortfall                                                                                                    0.00

                             Relief Act and Prepayment Interest Shortfalls

Class A1 Relief Act and Prepayment Interest Shortfall                                                         0.00
Class A2 Relief Act and Prepayment Interest Shortfall                                                         0.00
Class A3 Relief Act and Prepayment Interest Shortfall                                                         0.00
Class A4 Relief Act and Prepayment Interest Shortfall                                                         0.00
Class AX1 Relief Act and Prepayment Interest Shortfall                                                        0.00
Class AX2 Relief Act and Prepayment Interest Shortfall                                                        0.00
Class AIO Relief Act and Prepayment Interest Shortfall                                                        0.00
Class B1 Relief Act and Prepayment Interest Shortfall                                                         0.00
Class B2 Relief Act and Prepayment Interest Shortfall                                                         0.00
Class B3 Relief Act and Prepayment Interest Shortfall                                                         0.00
Class BX Relief Act and Prepayment Interest Shortfall                                                         0.00
Class B4 Relief Act and Prepayment Interest Shortfall                                                         0.00
Class B5 Relief Act and Prepayment Interest Shortfall                                                         0.00
Class B6 Relief Act and Prepayment Interest Shortfall                                                         0.00
Class R Relief Act and Prepayment Interest Shortfall                                                          0.00
Total Relief Act and PPIS                                                                                     0.00

Sec. 4.03(xv)                   Subordiante Floating Rate Certificate Shortfall:
                Carryover Balance with respect to such Distribution Date
                Class B1                                                                                       0.00
                Class B2                                                                                       0.00
                Class B3                                                                                       0.00

                Interest Carryover Amount Occured This Period
                Class B1                                                                                       0.00
                Class B2                                                                                       0.00
                Class B3                                                                                     854.68

                Interest Carryover Amount Paid This Period
                Class B1                                                                                       0.00
                Class B2                                                                                       0.00
                Class B3                                                                                     854.68

                Remaining Interest Carryover Amount
                Class B1                                                                                       0.00
                Class B2                                                                                       0.00
                Class B3                                                                                       0.00
Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

